POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Steven E. Shebik, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ MICHAEL J. VELOTTA
- -----------------------------
Michael J. Velotta
Senior Vice President, Secretary,
General Counsel and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ STEVEN E. SHEBIK
- -----------------------------
Steven E. Shebik
Senior Vice President, Chief
Financial Officer and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ SAMUEL H. PILCH
- -----------------------------
Samuel H. Pilch
Group Vice President and Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ MARGARET G. DYER
- -----------------------------
Margaret G. Dyer
Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ MARLA G. FRIEDMAN
- -----------------------------
Marla G. Friedman
Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ DANNY L. HALE
- -----------------------------
Danny L. Hale
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ EDWARD M. LIDDY
- -----------------------------
Edward M. Liddy
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ JOHN C. LOUNDS
- -----------------------------
John C. Lounds
Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ J. KEVIN MCCARTHY
- -----------------------------
J. Kevin McCarthy
Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ ROBERT W. PIKE
- -----------------------------
Robert W. Pike
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ KEVIN R. SLAWIN
-----------------------------
Kevin R. Slawin
Senior Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 3, 2003

/s/ THOMAS J. WILSON, II
-----------------------------
Thomas J. Wilson, II
Director

                               POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Steven E. Shebik and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 12, 2002

/s/ CASEY J. SYLLA
- -----------------------------
 Casey J. Sylla
Chairman of the Board, President and Director






                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 12, 2002

/s/ MICHAEL J. ROCHE
- ------------------------------
Michael J. Roche
Senior Vice President and Director








                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 12, 2002

/s/ ERIC A. SIMONSON
- -------------------------------------
Eric A. Simonson
Senior Vice President, Chief Investment Officer and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


April 3, 2002

/S/ DAVID A. BIRD
- ----------------
David A. Bird
Director